EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2024
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD

28.EVENTS AFTER THE REPORTING PERIOD

(a)Acquisition of Musselwhite Gold Mine

Subsequent to the reporting period, on February 28, 2025, the Company acquired all the outstanding shares of a wholly-owned subsidiary (“Musselwhite Mine Ltd.”) of Newmont Corporation that owns a 100% interest in the Musselwhite Mine in northern Ontario (the “Transaction”). We expect this acquisition will be accounted for as a business combination under IFRS 3 «Business Combinations».

Consideration for the purchase consisted of an upfront payment of $810 million (subject to customary working capital adjustments) and up to $40 million in contingent consideration. The upfront payment was financed through the following sources:

●	$150 million under the Amended Revolving Facility and the $100 million Term Facility with a syndicate of lenders comprised of the Bank of Nova Scotia, Bank of Montreal, Canadian Imperial Bank of Commerce and ING Capital LLC,
●	$360 million gold prepayment (the “Gold Prepayment”) from a syndicate of lenders, and
●	$200 million in senior unsecured convertible notes (the “Convertible Notes”).

The contingent consideration consists of:

●	$20 million to be paid if the average spot price of gold exceeds $2,900/oz for the one-year period ending February 28, 2026, and
●	$20 million to be paid if the average spot price of gold exceeds $3,000/oz for the one-year period ending February 28, 2027.

The initial accounting for the Transaction has not yet been completed when these financial statements were authorized for issue. As a result, we are unable to disclose certain information required by IFRS 3.B64, including:

●	The fair values of the identifiable assets acquired and liabilities assumed;
●	The measurement of goodwill or the gain on a bargain purchase, if any; and
●	Other key components of the accounting for the business combination.

We are finalizing the valuation of the assets acquired and liabilities assumed and are gathering the necessary information to complete the required disclosures. We will provide these disclosures in future financial statements once the initial accounting is complete.

(b)Credit Facility

The Term Facility has a three-year term with no principal payments during the first two quarters, following which the Term Facility will be repaid in quarterly installments of $5 million each, with the balance repaid at maturity. The existing maturity date of August 2027 for the Amended Revolving Facility will not change. Orla may repay the Amended Credit Facility in full, without penalties, at any time prior to the maturity date. Interest, covenants and other terms of the Amended Credit Facility are substantially the same as the Company’s existing Revolving Facility. The interest rate is based on the term Secured Overnight Financing Rate ("SOFR") plus an applicable margin ranging from 2.50% to 3.75% based on the Company’s leverage ratio at the end of each fiscal quarter, provided that for the first two quarters there will be a minimum margin of 3.0%. The Amended Credit Facility was completed in connection with closing of the Transaction.

(c)Gold Prepayment

Under the $360 million Gold Prepayment, the Company has an obligation to deliver a set number of gold ounces over a three year term in exchange for an upfront payment of $360 million in cash.  A total of 144,887 ounces are to be delivered over the three years subsequent to closing. The Gold Prepayment was completed in connection with the closing of the Transaction.

(d)Private Placement of Convertible Notes

Concurrent with the closing of the Transaction, the Company issued Convertible Notes in an aggregate principal amount of $200 million (the “Private Placement”), which has the following terms:

Interest rate	4.5% per annum, payable in cash.
Maturity date	March 1, 2030
Conversion right

The Convertible Notes may be converted in full or in part at any time prior to the maturity date, by the holder thereof, into common shares (the “Shares”) of Orla at US$5.64285714 per Share, subject to standard anti-dilution adjustments.

Redemption right	After August 28, 2026, the Company may redeem the Convertible Notes, provided that the 20-day volume weighted average price of the Shares is not less than 130% of the Conversion Price.
Warrants

On closing, each holder of the Convertible Notes received, for each Share issuable upon conversion thereof, 0.66 common share purchase warrants (the “Warrants”) to acquire Shares, resulting in a total of 23,392,397 Warrants being issued. The Warrants have an exercise price of CAD$11.50 per Share and will expire on February 28, 2030.

(e)Exercise of stock options and warrants

Subsequent to the reporting period, the Company issued common shares pursuant to the exercise of warrants (note 18(b) and options (note 20(a)).

(f)Tariffs

On February 1, 2025, the President of the United States signed an executive order which introduced tariffs on imports from countries including Canada and Mexico.  In response, the Canadian and Mexican governments announced retaliatory tariffs on imports from the United States.  The Company believes its revenues will be largely unaffected by the tariffs as it has flexibility where its gold production is refined.  The Company is reviewing its exposure to the potential tariffs and is considering alternatives to inputs sourced from suppliers that may be subject to tariffs.  Labour, contractors, and energy are locally sourced and are not expected to be directly affected by the tariffs, if implemented.  There is uncertainty whether such tariffs will be applied and, if so, the rates that will apply.  Accordingly, management continues to monitor developments and will take steps to limit the impact of such tariffs as appropriate.